CONFIDENTIAL EXECUTIVE SEPARATION AGREEMENT AND GENERAL RELEASE I am Stuart Morris-Hipkins. This document represents my Confidential Executive Separation Agreement and General Release, and I refer to this generally as my “Agreement.” This document represents the agreement I have reached with Owens & Minor, Inc. (together, with its subsidiaries and Affiliates, “Owens & Minor” or the “Company” with “Affiliate” defined to mean any entity in which Owens & Minor, Inc. owns an interest of 50% or greater or which it otherwise functionally controls) and is a condition precedent to my receipt of separation benefits from Owens & Minor. In consideration of the various promises and commitments that I and the Company have made to each other within this Agreement, and the fact that I and Owens & Minor, Inc. intend to be legally bound, as of the Effective Date (defined below), I agree to all the terms in this Agreement. 1. Termination Date. a. The parties hereto acknowledge and agree that my employment with the Company terminated on April 5, 2019 (the “Termination Date”). b. I acknowledge and agree that my employment relationship with the Company and my services as an officer and director of the Company ended on the Termination Date. c. I acknowledge that my employment as President, Global Solutions of the Company terminated effective on the Termination Date, and I resigned my employment and service from all other officer, director, employee or other positions with the Company. d. I acknowledge and represent that during my employment with the Company, to the best of my knowledge, I abided by Owens & Minor’s Code of Honor - Standards of Conduct (the “Code”) and that I have reported any material violations of the Code of which I am aware to the appropriate Company representative. 2. Accrued Benefits. a. I acknowledge and agree that as of the Termination Date, except as otherwise set forth in this Section 2(a) and Section 3(d) below, the Company shall have no obligation to continue my coverage under the Company’s medical, dental, life insurance, or other employee insurance or benefit plans. Following the Termination Date, I will be eligible for COBRA coverage to the extent required by applicable law. I also understand, however, that my COBRA coverage will be at my sole expense and will be offered at 102% of the full cost of coverage. b. I acknowledge and agree that, subject to the Company’s compliance with the terms of this Section 2 and Section 3, the Company will have paid me in full all accrued salary, expenses, reimbursements, vacation, sick leave, and other payments to which I may have been entitled through the Termination Date, and I acknowledge that there are no sums or other benefits, outside of this Agreement, due or owing to me by the Company. 3. Severance Benefits. In consideration of my promises, covenants and agreements set forth in this Agreement (including but not limited to the covenants regarding Confidentiality, Non- Competition and Non-Solicitation), the Company shall provide me with the following payments and benefits (collectively, the “Severance Benefits”) to which I would not be otherwise entitled in the absence of this Agreement: a. The Company-shall pay me a lump sum in the amount of $419,642.00, less all applicable tax withholdings. This payment shall be made on the first regularly scheduled Company payday following either the Effective Date of this Agreement or July 1, 2019, whichever is later. I understand and agree that for purposes of this Agreement the 12-month period immediately following my Termination Date is designated as the “Severance Period.” b. I understand and agree that all of my outstanding unvested restricted shares were forfeited as of the Termination Date. c. I understand and agree that all of my outstanding performance share awards were forfeited as of the Termination Date. d. I understand that I have the right to COBRA coverage for up to eighteen (18) months following the Termination Date or any earlier termination of the continued health/dental coverage described in Section 2(a) above. I also understand, however, that my COBRA coverage will be at my sole expense and will be offered at 102% of the full cost of coverage. 4. Covenant to Maintain Confidentiality. a. I acknowledge that, during my employment with the Company, I have been exposed to information that is confidential to the Company (“Confidential Information”). Such Confidential Information includes but is not limited to: information technology and computer systems; trade secrets; financial or investor relations information; sales activity information; accounting information; revenue recognition information; cash-flow information; lists of and other information about current and prospective customers, vendors or suppliers; prices or pricing strategy or information; sales and account records; reports, pricing, sales manuals and training manuals regarding selling, strategic planning and business development information; purchasing, and pricing procedures and financing methods of the Company, together with any specific and proprietary techniques utilized by the Company in designing, developing, testing or marketing its products, product mix and supplier information or in performing services for clients, customers and accounts of the Company; information concerning existing or contemplated software, products, services, technology, designs, processes and research or product developments of the Company; and, any other information of a similar nature made available to me and not known to the public, which, if misused or disclosed, could adversely affect the business of the Company. Confidential Information includes any such information that I may have prepared or created during my employment with the Company, as well as such information that has been or may be created or prepared by others. Confidential Information shall not include any information that (i) has been voluntarily disclosed to the public by the Company, (ii) has been independently developed and disclosed to the public by others, or (iii) otherwise enters the public domain through lawful means. b. I agree that for as long as such information remains confidential to the Company, including after the Severance Period, or is a trade secret under the Virginia Uniform Trade Secrets Act, I will not disclose any Confidential Information to any person, agency, institution, company, or other entity, and I will not use any Confidential Information in any way, except as required by my duties to the Company or by law. SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -2-

c. I agree that my duties and obligations under this Paragraph 4 will continue for as long as such information remains confidential to the Company or is a trade secret under the Virginia Uniform Trade Secrets Act. In the event that I am unsure whether certain information remains confidential, I will send the Company a written inquiry about its confidentiality. 5. Anti-Piracy. In this Paragraph 5, I agree not to take the actions identified below. By making this commitment, I agree not to take any such actions, either as principal, agent, employee, employer, owner, stockholder (owning more than 10% of a corporation’s shares), partner, or in any other individual or representative capacity whatsoever. a. Covenant Not to Hire Company Employees. I agree that, during the Severance Period, I will not: i. hire any officer or other employee of the Company, or solicit or induce any officer or other employee of the Company to leave his or her employment; ii. encourage or solicit any independent contractor engaged by the Company to cease doing business with the Company, cease providing services to the Company, or diminish the amount of business done with or services provided to the Company; or, iii. aid, assist, or otherwise cause any other person, firm, or corporation to do any of the acts described in the previous subsections (i) or (ii) of this Paragraph 5(a). b. Covenant Not To Interfere With Others. Independent of the foregoing provisions, I agree that during the Severance Period: i. I will not divert from the Company, interfere with or entice away from the Company any person or entity who was a Customer of the Company, and with whom I had Material Contact at any time during the last twelve (12) months of my employment, if the purpose of such diversion, interference or enticement is to provide products or services that are the same as, or similar to, and in competition with, the products or services offered by the Company within the last twelve (12) months of my employment. “Material Contact” means that I personally communicated with the Customer, either orally or in writing, for the purpose of providing products or services of the Company, or about whom I was provided non-public information by the Company. “Customer” means any person or entity to whom the Company provided products or services, in exchange for compensation, during the last twenty-four (24) months of my employment. ii. I will not engage in any conduct for the purpose of causing any of the Company’s suppliers or manufacturing partners to cease doing business with the Company or to diminish the volume of business they do with the Company; provided that said suppliers or manufacturing partners conducted business with the Company at any time during the twelve (12) month period immediately preceding the Termination Date; or, iii. aid, assist, or otherwise cause any other person, firm, or corporation to do any of the acts described in the previous subsections (i) or (ii) of this Paragraph 5(b). SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -3-

6. Covenant Not To Compete. a. Subject to the specifics provided below, I agree that during the Severance Period I will not compete with the Company by providing “Competitive Services” to a “Prohibited Business.” The term “Competitive Services” shall mean services (whether as an employee, a consultant or otherwise and regardless of job title or name of the organizational unit) that are the same or similar to the duties or services that I performed for or provided to the Company during the last twelve (12) months of my employment. The term “Prohibited Business” means any healthcare supply chain services company, healthcare distribution company, manufacturer or distributor of clinical minor procedure kits and trays, or other company which is a competitor of the Company and provides products or services that are similar or identical to those offered by the Company within the last twelve (12) months of my employment. Such Prohibited Businesses specifically include, but are not limited to, Cardinal Health, Inc., and its subsidiaries and affiliates; and Medline Industries, Inc., and its subsidiaries and affiliates; and any company engaged in any awardee convener or similar business that is competitive with the business of Fusion 5 Inc. b. Because the Company’s business competes throughout the United States, and in view of the officer and senior management position that I held with the Company, I agree that the obligations described in this Paragraph 6 and its subparagraphs will apply throughout the United States. I understand and agree that nothing in this Paragraph 6 shall prevent me from performing activities for or on behalf of a Prohibited Business that are not the same as or similar to the activities I performed for the Company. I also understand that nothing in this provision shall prevent my purchase or ownership of less than 2% of the securities of any class of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, whether or not such enterprise is engaged in a Prohibited Business. c. I understand that during the Severance Period I may engage in any business activity or gainful employment of any type and in any place except as described above. I acknowledge that I will be reasonably able to earn a livelihood without violating the terms of this Agreement. 7. Return of Company Property. I have delivered to the Company all Company property in my possession, including all documents, computers, computer tapes, disks and any other media (and all copies thereof) that belong to or were provided by the Company and/or contain information related to the business of the Company. 8. Non-disparagement. a. I agree that I shall not make or cause any other person or entity to make any statement or take any action that criticizes or disparages any Releasee (as defined below). This provision is in addition to, and not in lieu of, the substantive protections under applicable law relating to defamation, libel, slander, interference with contractual or business relationships, or other statutory, contractual or tort theories. Similarly, the Company agrees that it shall direct its officers and directors not to communicate any comments to any person that may reasonably be interpreted as disparaging of me. For purposes of this Agreement, “disparaging” is defined to mean critical, derogatory, deprecating, detracting, SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -4-

or pejorative, or that would be harmful to or impugn the business, professional, or personal reputation or integrity of another. b. In response to requests for references regarding my employment, the Company will respond only by confirming my dates of employment and positions held with the Company, and providing a statement that I left the Company to pursue other professional opportunities. In addition, the Company agrees that, if necessary upon inquiry, it will represent that the termination of my employment with the Company was not for cause. 9. Permitted Disclosure. I understand and acknowledge that nothing in this Agreement shall prohibit or impede me from communicating, cooperating or filing a complaint with any U.S. federal, state or local governmental or law enforcement branch, agency or entity (collectively, a “Governmental Entity”) with respect to possible violations of any U.S. federal, state or local law or regulation, or otherwise making disclosures to any Governmental Entity, in each case, that are protected under the whistleblower provisions of any such law or regulation, provided that in each case such communications and disclosures are consistent with applicable law. I also understand and acknowledge that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. I understand and acknowledge further that an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal; and does not disclose the trade secret, except pursuant to court order. Notwithstanding the foregoing, under no circumstance will I be authorized to disclose any information covered by attorney-client privilege or attorney work product of Company or any of its affiliates or subsidiaries without prior written consent of Company’s General Counsel or other officer designated by the Company. Similarly, I understand and acknowledge that nothing in this Agreement shall prohibit or impede the Company from making any disclosures required by law. 10. Remedies. I understand that the foregoing protective covenants in Paragraphs 4, 5, 6, 7 and 8 are material to the Company’s decision to offer me the Severance Benefits. I have carefully read and considered these protective covenants and agree that they are fair and reasonable. I also understand that if I materially breach this Agreement, the Company would have the right to cease payment of any Severance Benefits otherwise payable hereunder and that I would be obligated to repay to the Company the gross amount of any Severance Benefits that I had received under this Agreement. I further agree that in any action arising out of this Agreement, including any claims or counterclaims brought by the Company to enforce its terms, the prevailing party in such action shall be entitled to recover its attorneys’ fees and costs. 11. Releases. a. In this Agreement I use the term “Releasee” and “Releasees.” The term “Releasee” and Releasees” means the Company and any and all of their boards, past and present directors, trustees, officers, shareholders, members, partners, managers, supervisors, employees, attorneys, agents, representatives, insurers and consultants, as well as the predecessors, successors and assigns of any of them, and all persons or entities acting by, with, though, under or in contract with any of them. SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -5-

b. I also use the term “Claims” in this Agreement. Except as specifically provided below, the term “Claims” means each and every claim, complaint, cause of action, grievance, demand, controversy, allegation, or accusation, whether known or unknown, that is based on or otherwise related to (1) any promise, assurance, contract, representation, obligation, guarantee, warranty, liability, right, agreement and commitment of any kind, whether known or unknown, or (2) any forms or theories of relief, including, but not limited to, all remedies, costs, expenses, losses, damages, debts and attorneys’ and other professionals’ fees and related disbursements, whether known or unknown. Notwithstanding the foregoing, “Claims” do not include a charge filed with any government agency charged with enforcement of any law, including but not limited to a charge of discrimination with the Equal Employment Opportunity Commission (“EEOC”), or any claims that cannot be waived or released by law. Thus, this Agreement does not preclude me from filing a charge or participating in an investigation with the EEOC or other governmental agency. c. In partial consideration for the Severance Benefits, and subject to the limited exclusions and limitations set forth below and in Section 13 of this Agreement, I hereby irrevocably release and forever discharge all Releasees from any and all Claims that I, or anyone on my behalf ever had or now has against any and all of the Releasees, or which I, or any of my executors, administrators, representatives, attorneys or assigns, hereafter can, shall or may have against any and all of the Releasees for or by reason of any cause, matter, thing, occurrence, or event whatsoever from the date of my birth to the date that I have signed this Agreement. I acknowledge and agree that the Claims released in this paragraph include, but are not limited to, (a) any and all Claims based on any law, statute, or constitution or based on contract or in tort or in common law, and any and all Claims based on or arising under any civil rights laws, such as the civil rights laws of any state or jurisdiction, the Americans with Disabilities Act; the Civil Rights Act of 1991; the Employee Retirement Income Security Act; the Equal Pay Act; the Genetic Information Non-discrimination Act; the Family and Medical Leave Act; Section 1981 of the Civil Rights Act of 1866; Title VII of the Civil Rights Act of 1964; the Fair Credit Reporting Act; the Worker Adjustment and Retraining Notification Act; the Genetic Information Nondiscrimination Act; the Immigration Reform and Control Act, or the Virginia Human Rights Act; the Virginians with Disabilities Act; the Virginia Equal Pay Act; the Virginia Genetic Testing Law; the Virginia Occupational Safety and Health Act; the Virginia Minimum Wage Act; the Virginia Payment of Wage Law; and/or the Virginia Right to Work Law; (b) any and all Claims under any grievance or complaint procedure of any kind; and (c) any and all Claims based on or arising out of or related to my recruitment by, employment with, the termination of my employment with, my performance of any service in any capacity for, or any business transaction with, each or any of the Releasees, as well as any and all Claims based on or related to compensation, equity, shares, stock, or any other benefit of any kind arising from my employment or termination of employment with the Company, including those reflected in any Officer Severance Policy, Executive Severance Agreement, and/or any agreement concerning equity, stock, or shares (collectively, the “Released Claims”). I also hereby waive any and all right to personal recovery of money damages or other relief from any Releasee for any of the Claims released by this Section 11. I hereby represent and warrant that I have not assigned any claim to any third party. d. Notwithstanding the foregoing, I do not waive, and “Released Claims” shall not include, any rights I may have to seek to enforce the terms of this Agreement. I also do not waive, and “Released Claims” does not include, any rights or claims: (i) based on any cause, matter, thing, or event arising or occurring at any time after I sign this Agreement; SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -6-

(ii) my right, if any, to payment of vested qualified retirement benefits under the Company’s ERISA plans; (iii) under my right to continuation in the Company’s medical plans as provided by COBRA; (iv) under my right to indemnification (including advances of attorneys’ fees and expenses) for acts or omissions occurring during my service as an officer and director to the maximum extent permitted under the Company charter, bylaws and applicable law; or (v) under applicable Company directors and officers liability insurance. 12. Specific Release and Waiver of ADEA Claims. In further consideration for the payments and benefits to be provided to me as set forth in this Agreement, I hereby waive, release, and discharge all Claims available against the Company under the Age Discrimination in Employment Act (“ADEA”) and the Older Workers Benefit Protection Act, whether known or unknown, from the date of my birth to the date that I have signed this Agreement. By signing this Agreement, I acknowledge and confirm that: a. I have read this Agreement in its entirety and understand all of its terms; b. By this Agreement, the Company has advised me in writing to consult with an attorney and I have consulted with such attorney regarding this Agreement before signing it; c. I am signing this Agreement knowingly, freely, and voluntarily in order to release my claims against the Company; d. I am signing this Agreement in exchange for payments that are greater than I would otherwise have received and that are in addition to anything of value to which I am otherwise entitled; e. I was given at least twenty-one (21) days to consider the terms of this Agreement and consult with an attorney of my choice, although I may sign this Agreement sooner if I desire, provided, however, that changes to this Agreement before its execution, whether material or immaterial, do not restart the twenty-one (21) day period for me to review the Agreement; f. I have seven (7) days from the date I sign this Agreement to revoke the Agreement by delivering written notice of such revocation to the Company in the manner described in Paragraph 16 of this Agreement, below. 13. Limitations on Covenants and Obligations. I understand and agree that this Agreement is to be broadly construed, provided that notwithstanding anything contained herein, this Agreement expressly does not include a release of any claims that cannot be released by law or under applicable public policy. Additionally, I understand and agree that nothing in this Agreement is intended to, or shall, interfere with my rights under federal, state, or local civil rights or employment discrimination laws (including, but not limited to, the statutes referenced in Sections 11 and 12, above, or their state or local counterparts) to file or otherwise institute a charge of discrimination, to participate in a proceeding with any appropriate federal, state, or local government agency enforcing discrimination laws, or to cooperate with any such agency in its investigation, none of which shall constitute a breach of this Agreement. I also acknowledge and agree, however, that I shall not be entitled to any relief, recovery, or monies in connection with any such claim or proceeding brought against any of the Releasees, regardless of who filed or initiated any such complaint, charge or proceeding. Nothing contained in this Agreement, including, but not limited to Section 4, is designed to prohibit me from disclosing this Agreement SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -7-

to the EEOC or any other government agency. I understand that I am free to do so if I choose. I also understands that this Agreement may not affect the rights and responsibilities of the EEOC to enforce federal laws or be used to justify interfering with the protected right of myself or others to file a charge with the EEOC. Additionally, nothing in this Agreement shall prohibit me or others from participating in any investigation or proceeding conducted by the EEOC, the National Labor Relations Board, the Securities and Exchange Commission or other state or federal agency, and nothing herein shell be construed to limit or restrict my “Section 7” rights under the National Labor Relations Act. 14. No Admission. I agree that the offer of this Agreement and the Agreement itself are not an admission, and shall not be construed to be an admission, by each or any of the Releasees, that the personnel, employment, termination and any other decisions involving me or any conduct or actions at any time effecting or involving me were wrongful, discriminatory, or in any way unlawful or in violation of any right of mine; moreover, any such liability or wrongdoing is denied by me. I shall not attempt to offer this Agreement or any of its terms as evidence of any liability or wrongdoing by each or any of the Releasees in any judicial, administrative or other proceeding now pending or hereafter instituted by any person or entity. 15. Taxes. I also acknowledge and agree that, as applicable, the Company will withhold from the Severance Benefits payroll deductions for taxes, such as my federal taxes, FICA, Medicare, as well as any state and local taxes and unemployment compensation, etc. These amounts shall be determined by the Company. I also understand that I am responsible for all taxes that I may incur with respect to any of the consideration to be delivered to me under this Agreement. 16. Revocation. As set forth in Paragraph 12 of this Agreement, above, I understand that I have twenty-one (21) days from today to accept this Agreement by signing it and returning it to the Company, and that the Company will not withdraw or revoke its severance offer before that twenty-one (21) day-period is up; I further understand that I also have within seven (7) days of my signing this Agreement and returning it to the Company to change my mind and revoke this Agreement by sending or otherwise giving written notice of revocation to the Company’s Senior Vice President, Human Resources at 9120 Lockwood Boulevard, Mechanicsville, VA 23116. If I do not revoke this Agreement by the end of the seventh (7th) day, the next day following shall be the “Effective Date.” 17. Governing Law; Arbitration. I agree that this Agreement shell in all respects be governed by and interpreted under and in accordance with the laws of the Commonwealth of Virginia without regard to any otherwise applicable principles of conflicts of law or choice of law rules (whether of the Commonwealth of Virginia or any other jurisdiction) that would result in the application of the substantive or procedural laws or rules of any other jurisdiction. Any claim or controversy arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the employment law-related rules of the American Arbitration Association, as applicable, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration of any such claim or controversy shall take place in Richmond, Virginia. Notwithstanding the foregoing, any claim for temporary equitable relief in the form of a temporary restraining order or preliminary injunction or any other temporary equitable remedy which may then be available in aid of arbitration may be resolved in any appropriate judicial forum. 18. Entire Agreement. I intend to have this Agreement constitute a complete and final agreement and I intend this Agreement to supersede and replace all prior or contemporaneous agreements, negotiations, or discussions relating to the subject matter of this Agreement, if any. SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -8-

19. Validity. I agree that the invalidation of any provision of this Agreement shall not invalidate the entire Agreement. 20. Amendments Must Be in Writing and Signed; Waiver. I agree that no provision of this Agreement may be amended, modified, waived or discharged unless such amendment, waiver, modification or discharge is agreed to in writing and signed by me and the Company. I further agree that no waiver by either party hereto at any time of any breach or failure to enforce that party’s rights with respect to any such breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provisions or conditions at the same or any prior or subsequent time. 21. Assignments. This Agreement may and shall be assigned or transferred to, and shall be binding upon and shall inure to the benefit of, any successor or other assign of the Company. I acknowledge and agree that I may not assign this Agreement. 22. Counsel. a. I acknowledge that I have been advised by the Company to consult with an attorney before signing this Agreement. b. I also acknowledge and agree that the Company is not obligated to pay my attorneys’ fees, costs or expenses relating to this Agreement and that the release in Section 11 above releases, among other things, all Claims for attorneys’ fees, costs and expenses. c. I acknowledge that I am signing this Agreement voluntarily, with full knowledge of the nature and consequences of its terms and without duress or undue influence by the Company or any other person or entity. 23. JURY TRIAL. BY EXECUTING THIS AGREEMENT, I HEREBY KNOWINGLY AND WILLINGLY WAIVE ANY RIGHT I MAY HAVE UNDER APPLICABLE LAW TO A TRIAL BY JURY IN ANY DISPUTES ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT. 24. 409A. Notwithstanding any other provision of this Agreement, it is intended that any payment or benefit provided hereto that is considered nonqualified deferred compensation subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), will be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code, and this Agreement shall be interpreted in accordance with such intent. For purposes of this Agreement, all rights to payments and benefits hereunder will be treated as rights to a series of separate payments and benefits to the fullest extent allowable by Section 409A of the Code. Notwithstanding any other provision of this Agreement, however, none of the Releasees shall be liable to you in the event any provision of this Agreement fails to comply with, or be exempt from, Section 409A of the Code. 25. Knowing and Voluntary. BY SIGNING BELOW, I EXPRESSLY ACKNOWLEDGE THAT I AM SIGNING THIS AGREEMENT VOLUNTARILY AND OF MY OWN FREE WILL, WITH FULL KNOWLEDGE OF THE NATURE AND CONSEQUENCES OF ITS TERMS. I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND THAT IT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -9-

26. Severability. In the event that any provision of this Agreement becomes or is declared by an arbitrator or a court of competent jurisdiction to be illegal, unenforceable, or void, the parties intend for the such provision to be enforced to the fullest extent permitted under law, and the remainder of the Agreement shall continue in full force and effect without regard to such provision determined to be illegal, unenforceable, or void. 27. Counterparts. Finally, I agree that all executed copies of this Agreement (including by facsimile), and any photo-copies shall have the same force and effect and shall be as legally binding and enforceable as the original. IN WITNESS WHEREOF, the parties have executed this Confidential Executive Separation Agreement and General Release as of the day and year indicated below. Accepted By: Stuart Morris-Hipkins Owens & Minor, Inc. Signature: Signature: Date: Name: Nicholas J. Pace Title: Executive VP & General Counsel Date: June 26, 2019 SEPARATION AGREEMENT AND GENERAL RELEASE - Confidential -10-